Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT, dated as of September 26, 2016 (this "Agreement"), is entered into by and between Trident Brands Incorporated, a Nevada corporation (the "Company"), and LPF (MCTECH) Investment Corp. (the "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales in an "offshore transaction" to a non-U.S. Person afforded, inter alia, by Rule 904 under Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act;

     WHEREAS, the Purchaser wishes to purchase one or more separate 8% Convertible Promissory Notes of the Company (collectively, the "Notes," and each, a "Note"), subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, on the terms and conditions referred to herein; and

     WHEREAS, the Company's obligations to repay the Notes will be secured by certain of the assets of the Company pursuant to the General Security Agreement dated as at the initial Closing Date, with respect to each Note, between the Company and the Purchaser (the "Security Agreement").

     NOW THEREFORE, in consideration of the mutual covenants and the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AGREEMENT TO PURCHASE; PURCHASE AMOUNT.

     (a) PURCHASE.

     (i) Subject to the terms and conditions of this Agreement and the other Transaction Documents, the Company will issue, sell and deliver to the Purchaser and the Purchaser hereby agrees to purchase the Notes in the aggregate principal amount of up to US$10,000,000 (the "Purchase Amount") with terms and conditions as set forth in the Notes, which Notes shall be paid for, funded and issuable as follows:

     (A) US$4,100,000 of the principal amount of the Notes shall be funded and issued on September 26, 2016;

     (B) the balance of the of the principal amount of the Notes shall be funded and issued at the election of the Company, in one or more tranches (each a "TRANCHE") from time to time during the Term, within 30 days following the notice by the Company to the Purchaser requesting same, with such notice providing details of the use of the funds to the satisfaction of the Purchaser, and provided that no Tranche requested by the Company shall be less than $1,500,000 or in excess of $4,400,000; and
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     (C) The following  restrictions  shall apply to the funding and issuance of
Tranches:

     I. the Purchaser shall not be required to fund any Tranche until January 1, 2017 following issuance of the first $4,100,000 Note pursuant to above Section 1 (a)(i)(A), with the exception of the contemplated Oceans Omega transaction to be funded by the Purchaser, in its sole and absolute discretion;

     II. the Purchaser shall not be required to fund more than one (1) Tranche during any consecutive 60 day period during the Term (beginning on the date a Tranche becomes due);

     III the funding of any Tranche other than the first $4,100,000 Note pursuant to Section 1(a)(i)(A) above is subject to the mutual agreement by the Purchaser and the Company as to the use of such funds, it being understood and agreed that the Purchaser shall not be required to fund for purposes which it is not agreeable to, provided that, within 10 business days following the first Closing Date, the parties shall enter into good faith negotiations and shall use their mutual best efforts to establish, within 120 days following the first Closing Date, mutually pre-approved and commercially reasonable performance metrics and/or uses of proceeds, each of which shall satisfy the criteria for the funding of future Tranches the purposes of this Section 1. Thereafter, the Purchaser shall use its good faith, commercially reasonable efforts to evaluate alternative or supplementary funding purposes on a case by case basis, the approval of which shall not be unreasonably withheld.

     IV any Tranche requested by notice delivered prior to the expiration of the Term shall remain due and payable notwithstanding the expiration of the Term.

     (ii) The Notes referred to herein shall be in the form of Annex I annexed hereto. The Purchase Amount for each Note shall be the applicable portion of the principal amount thereof. The Notes will be secured by a pledge of certain of the Company's assets pursuant to the Security Agreement in the form of Annex II.

     (iii) The purchase of the Notes and the issuance of the underlying Conversion Shares to the Purchaser and the other transactions contemplated hereby are sometimes referred to herein and in the other Transaction Documents as the purchase and sale of the Securities (as defined below), and are referred to collectively as the "Transactions".

     (b) CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

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     "1933 Act" has the meaning set forth in the recitals hereof.

     "1934 Act" has the meaning set forth in Section 3(a).

     "Additional Shares" has the meaning set forth in Section 9.

     "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

     "Agreement" has the meaning set forth in the preamble hereof.

     "Certificate" means each original signed Note duly executed by the Company.

     "Claim Notice" has the meaning set forth in Section 11(b)(i).

     "Closing Date" means the date of the closing of the issuance of each of the respective Notes and/or the funding of each Tranche thereunder.

     "Common Stock" all of the issued and outstanding shares of the Company, issued in one class, as of the date hereof and hereafter from time to time.

     "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

     "Company" has the meaning set forth in the preamble hereto.

     "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

     "Conversion Shares" means shares of Common Stock underlying the Notes.

     "Damages" has the meaning set forth in Section 11(a).

     "Dispute Period" has the meaning set forth in Section 11(b)(i).

     "Effective Date" means the date of this Agreement.

     "GAAP" has the meaning set forth in Section 3(i).

     "Holder" means the Person holding the relevant Securities at the relevant time.

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     "Indemnified  Parties" or "Indemnified  Party" has the meaning set forth in
Section 11(a)(i).

     "Indemnifying Party" has the meaning set forth in Section 11(b)(i).

     "Indemnity Notice" has the meaning set forth in Section 11(b)(ii).

     "Last Audited Date" means November 30, 2015,

     "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Documents, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents or the Transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Purchaser in the Transaction Documents.

     "Note" or "Notes" has the meaning set forth in the recitals hereof.

     "Notice(s)" or "notice(s)" has the meaning set forth in Section 14.

     "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

     "Principal Trading Market" means the Over the Counter Bulletin Board or such other market on which the Common Stock is principally traded at the relevant time.

     "Purchase Amount" has the meaning set forth in Section 1(a)(i).

     "Purchaser" has the meaning set forth in the preamble hereof.

     "Purchaser   Control  Person"  means  each  director,   executive  officer,
promoter, and such other Persons as may be deemed in control of the Purchaser pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

     "Registrable Securities" has the meaning set forth in Section 10(a).

     "Regulation S" has the meaning set forth in the recitals hereof.

     "Rule 144" has the meaning set forth in Section 4(a).

     "SEC" has the meaning set forth in the recitals hereof.

     "SEC Documents" has the meaning set forth in Section 2(d).

     "SEC Reports" has the meaning set forth in Section 3(i).

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     "Securities"  means the Note, the Conversion  Shares,  and any Common Stock
that may be issued to the Purchaser in connection with any other agreements between the parties.

     "Security Agreement" has the meaning set forth in the recitals hereof.

     "State of Incorporation" means the State of Nevada.

     "Subsidiary" means any subsidiary of the Company.

     "Term" means the period beginning on the Effective Date and ending on the two (2) year anniversary of the Effective Date.

     "Third Party Claim" has the meaning set forth in Section 11(b)(i).

     "Trading Day" means any day during which the Principal Trading Market shall be open for business.

     "Transaction Documents" means this Agreement, the Note, Security Agreement and includes all ancillary documents referred to in those agreements.

     "Transactions" has the meaning set forth in Section 1(a)(iii).

     "Transfer Agent" means, at any time, the transfer agent for the Company's Common Stock.

     "U.S. Person" has the meaning set forth in Section 2(b).

     "US$" means legal currency of the United States of America.

     "Violation" has the meaning set forth in Section 10(d)(i).

     (c) FORM OF PAYMENT; DELIVERY OF CERTIFICATES.

     (i) The Purchaser shall pay the applicable portion of the Purchase Amount by delivering immediately available good funds in United States Dollars to the Company on the applicable Closing Date.

     (ii) On the applicable Closing Date, the Company shall deliver the applicable Certificate, each duly executed on behalf of the Company to the Purchaser.

     (iii) By signing this Agreement, each of the Purchaser and the Company agrees to all of the terms and conditions of the Transaction Documents, all of the provisions of which are incorporated herein by this reference as if set forth in full.

     (d) METHOD OF PAYMENT. Payment of the Purchase Amount shall be made by wire transfer of funds to:

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          Trident Brands Canada Limited
          Bank Information:

          Royal Bank of Canada
          Oakville-Cornwall & Trafalgar Branch
          361 Cornwall Rd Unit 107
          Oakville, Ontario
          L6J 7Z5
          Swift Code - ROYCCAT2
          Bank Information (ABA#) - 005330003
          U.S. Dollar Account Number -

     2. PURCHASER REPRESENTATIONS AND WARRANTIES.

     The Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

     (a) Without limiting Purchaser's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Purchaser is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

     (b) The Purchaser is (i) not a "U.S. Person" as that term is defined in Rule 502 of Regulation S, (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the Transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and
(iv) able to afford the entire loss of its investment in the Securities.

     (c) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     (d) The Purchaser and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser, including those set forth on in any annex attached hereto. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Purchaser has also had the opportunity to obtain and to review the Company's filings on EDGAR (collectively, the "SEC Documents").

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     (e)  The  Purchaser  understands  that  its  investment  in the  Securities involves a high degree of risk.

     (f) The Purchaser hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of its officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

     (g) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     (h) This Agreement and the other Transaction Documents to which the Purchaser is a party, and the Transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     3. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Purchaser as of the date hereof and as of each Closing Date.

     (a) STATUS. The Company: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted; (b) is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect; (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its property, to lease or sublease any property it operates under lease or sublease and to conduct its business as now or currently proposed to be conducted; and
(d) is in compliance with its constituent documents. In addition, the Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Common Stock is, or immediately following the initial Closing Date will be, quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation.

     (b) AUTHORIZED SHARES.

     (i) The authorized capital stock of the Company consists of 300,000,000 shares of Common Stock, US$0.001 par value, of which 34,534,719 shares are outstanding as of the date hereof.

     (ii) The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Conversion Shares on the conversion of the Notes.

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     (iii) As of each Closing Date, the applicable  Conversion Shares shall have been duly authorized by all necessary corporate action on the part of the Company, and, when issued on the conversion of the Notes or pursuant to other relevant provisions of the Transaction Documents, in each case in accordance with their respective terms, shall be duly and validly issued, fully paid and non-assessable.

     (c) TRANSACTION DOCUMENTS AND STOCK. This Agreement and each of the other Transaction Documents, and the Transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note and each of the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

     (d) FILINGS. None of the SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.

     (e) ABSENCE OF CERTAIN CHANGES. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the SEC Documents. Since the Last Audited Date, except as provided in the SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to its shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

     (f) ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents. The Company is not aware of any valid basis for any such claim that

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(either  individually  or in the  aggregate  with  all  other  such  events  and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

     (g) NO UNDISCLOSED LIABILITIES OR EVENTS. To the best of the Company's knowledge, the Company has no liabilities or obligations other than those disclosed in the Transaction Documents or the SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

     (h) AUTHORIZATION; ENFORCEMENT.

     (i) The Company has the requisite corporate power and authority to enter into and to consummate the Transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the Transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (x) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (y) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     (ii) The execution, delivery and performance by the Company of the Transaction Documents and the consummation of the Transactions contemplated therein: (x) do not (A) contravene the Company's constituent documents, (B) violate any applicable requirement of law, except for any such violations which would not individually or in the aggregate, have or reasonably be expected to have, a Material Adverse Effect, (C) conflict with, contravene, constitute a default or breach under, or result in or permit the termination or acceleration of, any contractual obligation of the Company other than those that would not, individually or in the aggregate, have or reasonably be expected to have, a Material Adverse Effect and are not created or caused by a conflict, breach, default or termination or acceleration event, or (D) result in the imposition of

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any lien, security interest,  mortgage, deed of trust, priority, pledge, charge, right of first refusal or other encumbrance or similar right of others, or any agreement to give any of the following upon the Securities or any property of the Company; and (y) do not require any Permit of, or filing with, any governmental authority or any consent of, or notice to, any Person (other than with respect to the Purchaser's acquisition of the Securities), the filings that, if not obtained, would not, individually or in the aggregate, have or reasonably be expected to have, a Material Adverse Effect. For purposes of this Agreement, a "Permit" means any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other contractual obligation with, any governmental authority (excluding any contractual obligations with "pools" and other governmental authorities entered into in the ordinary course of business consistent with past practices), in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     (i) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

     (j) SOLVENCY. Both before and after giving effect to (i) the issuance of the Securities, (b) the consummation of the Purchaser's acquisition of the Securities, and (ii) the payment and accrual of all transaction costs in connection with the foregoing, the Company on a consolidated basis in accordance with GAAP, is solvent.

     (k) INVESTMENT COMPANY ACT. The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     (l) FULL DISCLOSURE. The written information prepared or furnished by or on behalf of the Company in connection with any Transaction Document, when taken as a whole when furnished (including the consummation of the Transactions or any other transaction contemplated therein) does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein, in light of the circumstances when made, not misleading; provided, however, that projections contained therein are not to be viewed as factual and that actual results during the periods covered thereby may differ from the results set forth in such projections by a material amount. All projections that are part of such information (including those set forth in any projections delivered subsequent to the Closing Date) are based upon good faith estimates and stated assumptions believed by the Company to be reasonable and fair as of the date made in light of conditions and facts then known and, as of such date, reflect good faith estimates of the information projected for the periods set forth therein.

     (m) NO BROKERS. Neither the Company nor any of its subsidiaries, employees or agents has employed or incurred any liability to any broker, finder or agent for any brokerage fees, finder's fees, commissions or other amounts with respect to the Transaction Documents or the Transactions. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     (n) OFFERING OF SECURITIES; SUBSEQUENT OFFERS AND SALES. It is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser to register the offer and sale of the Securities under the 1933 Act. The Company has not, directly or indirectly, offered, sold or solicited any offer to buy and will not, directly or indirectly, offer, sell or solicit any offer to buy, any security of a type or in a manner which would be integrated with the sale of the Common Stock and require any of the Securities to be registered under the 1933 Act. Neither the Company nor any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) in connection with the offering of the Securities. In addition, all subsequent offers and sales of the Securities by the Company shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

     (o) PATRIOT ACT.

     (i) Neither the Company nor any of their respective directors, officers, agents, employees or Affiliates (and, to the knowledge of the Company, no joint venture or subsidiary thereof) is in violation in any material respects of any United States requirements of law relating to terrorism, sanctions or money laundering, including the United States Executive Order No. 13224 on Terrorist Financing and the PATRIOT Act.

     (ii) Neither any (A) director, officer, agent, employee or Affiliate of the Company nor (B) any material supplier or customer of the Company, is a Person with whom dealings are prohibited under any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC") or any other applicable U.S. sanctions laws; and neither the Company nor any of their respective directors, officers, agents, employees or Affiliates will directly or indirectly use the proceeds derived from any of the Transactions or otherwise make available such proceeds to any Person, for the purpose of financing the activities of any Person in violation of sanctions administered by OFAC or any other applicable U.S. sanction laws.

     (iii) The Company is in compliance, in all material respects, with the PATRIOT Act. No part of the proceeds of the Common Stock will be used by the Company or any of its directors, officers, agents, employees or Affiliates, directly or indirectly, for any payments to any Person, including any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended or any other applicable anti-corruption law.

     (p) NO VIOLATION. The entering into and performance of this Agreement by the Company will not result in any violation of the articles or by-laws of the Company or of the terms of any agreement or instrument by which the Company are bound or of any judgment or order to which the Company is subject.

     (q) BANKRUPTCY. No bankruptcy, insolvency or receivership proceedings have been instituted or are pending against Company and it is able to satisfy his liabilities as they become due.

     (r) EMPLOYEES, ETC.

     (i) The Company is not party to any written contracts of employment with any of its employees or any oral contracts of employment which are not terminable on the giving of reasonable notice and/or severance pay in accordance with applicable law and no inducements to accept employment with the Company were offered to such employees which have the effect of increasing the period of notice of termination to which any such employee is entitled. The Company has deducted and remitted to the relevant governmental authority or entity all income taxes, employment or unemployment insurance contributions, Canada Pension Plan contributions, provincial employer health tax remittances and any taxes or deductions or other amounts which it is required by statute or contract to collect and remit to any governmental authority or other entity entitled to receive payment of such deduction. The Company has not entered into any written or other contracts of employment with any employees which the Company has not disclosed in writing to the Purchaser;

     (ii) The Company has paid to the date of this Agreement, all amounts payable on account of salary, bonus payments and commission to or on behalf of all of its employees;

     (iii) All levies, if any, under the Workplace Safety and Insurance Act, 1997 (Ontario) have been paid by the Company.

     (s) MATERIAL CONTRACTS. Each contract to which the Company is a party is in good standing and in full force and effect unamended and no material default or breach exists in respect of them on the part of any of the parties to them and no event has occurred which, after the giving notice or the lapse of time or both, would constitute a default thereunder.

     (t) NO TRADEMARKS. The Company does not own or claim any right or title in or to any trademark, whether registered or unregistered.

     (u) RELATED PARTY INDEBTEDNESS. None of the indebtedness listed in Annex IV attached hereto which is to be repaid from the proceeds of the first $4,100,000.
Note issued put to Section 1(a)(i)(A) is owed to a person who does not act at arm's length with either the Company or any of its principal or controlling shareholders (including Anthony Pallante), as such term is defined for purposes of the INCOME TAX ACT (Canada) and the regulations made thereunder.

     (v) FDA APPROVAL. None of the products which the Company currently manufactures, distributes and/or sells or contemplates manufacturing, distributing and/or selling require any approvals from either the Food and Drug Administration or any other governmental agency in the United States prior to such manufacturing, selling or distributing.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

     (a) TRANSFER RESTRICTIONS. The Purchaser acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, the Conversion Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchaser shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to Section 10 hereof) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

     (b) RESTRICTIVE LEGEND. The Purchaser acknowledges and agrees that the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     (c) FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Purchaser under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Purchaser promptly after such filing.

     (d) REPORTING STATUS. So long as the Purchaser beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it for so long as the Purchaser beneficially owns any of the Securities.

     (e) USE OF PROCEEDS. The Company will use the proceeds received hereunder (excluding amounts paid by the Company for legal fees in connection with the sale of the Securities) as follows:

     (i) the funds from the first $4,100,000 Note issued pursuant to Section 1(a)(i)(A) shall any be used for the purposes outlined in Annex IV; and

     (ii) thereafter, all other funds shall any be used in the manner mutually agreed to by the Company and the Purchaser.

     (f) TAXES. The Company shall be responsible for any liability with respect to any transfer, stamp or similar non-income taxes that may be payable in connection with the execution, delivery and performance of this Agreement.

     5. TRANSFER AGENT INSTRUCTIONS.

     (a) The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue Common Stock to the Purchaser as contemplated in the Transaction Documents. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Purchaser provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Purchaser of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer or reissue of the Conversion Shares represented by one or more certificates for Common Stock without legend (or where applicable, by electronic registration) in such name and in such denominations as specified by the Purchaser.

     (b) The Company  will  authorize  the  Transfer  Agent to give  information relating to the Company directly to the Purchaser or the Purchaser's representatives upon the request of the Purchaser or any such representative, to the extent such information relates to (i) the status of shares of Common Stock issued or claimed to be issued to the Purchaser in connection with a Conversion Notice (as defined in the Notes) of the option to convert the Conversion Shares, or the transfer of Conversion Shares to the Purchaser, or (ii) the aggregate number of outstanding shares of Common Stock of all shareholders (as a group, and not individually) as of a current or other specified date. At the request of the Purchaser, the Company will provide the Purchaser with a copy of the authorization so given to the Transfer Agent.

     6. CLOSING DATE.

     (a) The respective Closing Date shall occur as indicated in Section 1(a)(i) after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

     (b) The closing of the Transactions shall occur on the respective Closing Date at the offices of the Purchaser and shall take place no later than 3:00 P.M., PST, on such day or such other time as is mutually agreed upon by the Company and the Purchaser.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Purchaser understands that the Company's obligation to sell each Note (and/or to fund each Tranche) and the applicable Conversion Shares to the Purchaser pursuant to this Agreement on each Closing Date is conditioned upon:

     (a) The execution and delivery of this Agreement by the Purchaser;

     (b) Delivery by the Purchaser to the Company of good funds as payment in full of an amount equal to the applicable portion of the Purchase Amount in accordance with this Agreement;

     (c) The accuracy on each such Closing Date of the representations and warranties of the Purchaser contained in this Agreement, each as if made on such date, and the performance by the Purchaser on or before such date of all covenants and agreements of the Purchaser required to be performed on or before such date; and

     (d) There shall not be in effect any law, rule or regulation prohibiting or restricting the Transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     8. CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE.

     The Company understands that the Purchaser's obligation to purchase each Note and its acceptance of any shares of the Company's Common Stock that may be issued in connection with any agreements between the parties hereto on each Closing Date is conditioned upon:

     (a) The execution and delivery of this Agreement and the other Transaction Documents by the Company;

     (b) Delivery by the Company to the Purchaser of the Certificates in accordance with this Agreement or any other agreements between the parties;

     (c) The execution and delivery of the Security Agreement and UCC-1 Financing Statement on certain of the Company's assets;

     (d) The execution and delivery of the Convertible Promissory Note Amendment Agreement attached hereto as Annex III;

     (e) The Notes to be issued shall be senior to all other debt of the Company

     (f) The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

     (g) The Company must be current with all required 1934 Act filings;

     (h) There shall not be in effect any law, rule or regulation prohibiting or restricting the Transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained;

     (i) From and after the date hereof to and including each Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended; and (iii) there shall not have been any Material Adverse Effect in regards to the Company; and

     (j) the Company shall not be in default in respect of any obligations it has to the Purchaser under this Agreement, any Note or any other agreement, note or instrument that the Company has with the Purchaser.

     9. PRE-EMPTIVE RIGHTS. In the event the Company sells any additional Common Stock (the "Additional Shares"), the Company will offer Additional Shares to the Purchaser (such right of the Purchaser, a "Pre-Emptive Right") in accordance with paragraphs (a) through (d) below. Notwithstanding the failure of the Purchaser to participate in any offer of Additional Shares from the Company, this Pre-Emptive Right does not terminate, and otherwise expires one (1) year from the date hereof.

     (a) After or immediately prior to the conclusion of a new offering of Additional Shares, the Company will deliver a notice by certified mail to the Purchaser stating (i) the number of Additional Shares sold in the offering, (ii) the price and terms of the offering, and (iii) the number of Additional Shares which the Purchaser would be entitled to purchase in order to maintain the Purchaser's PRO RATA interest in the Company. The Purchaser's PRO RATA interest is defined as the Purchaser's percentage ownership of the total outstanding
Common Stock and Conversion Shares in the Company immediately prior to the offering of the Additional Shares.

     (b) Within ten (10) calendar days after receipt of the Notice, the Purchaser may elect to purchase at the price and on the terms specified in the Notice, the number of Additional Shares necessary for the Purchaser to maintain the Purchaser's PRO RATA interest in the Company.

     (c) The Company will not enter into any agreement that restricts or in any way diminishes the Purchaser's protections or rights under this Section 9.

     (d) If the Purchaser does not participate in an offering of Additional Shares, the Purchaser will be entitled to receive notices of any subsequent offerings.

     10. REGISTRATION RIGHTS.

     (a) COMPANY REGISTRATION. If the Company proposes to register any of its Common Stock under the 1933 Act in connection with the public offering of such securities, the Company shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after the Company mails such notice, the Company shall cause to be registered under the 1933 Act all of the Conversion Shares that the Purchaser has requested to be registered (the "Registrable Securities").

     (b) COMPANY OBLIGATIONS. Whenever required under this Section to effect the registration of the Purchaser's Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Purchaser, keep such registration statement effective for up to ninety (90) days;

     (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement for up to ninety (90) days;

     (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by the Purchaser;

     (iv) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Purchaser, if participating in such underwriting, shall also enter into and perform its obligations under such an agreement;

     (v) Notify the Purchaser at any time when a prospectus relating to the registration statement is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for ninety (90) days;

     (vi) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (vii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

     (viii) Use its best efforts to furnish, at the request of the Purchaser, if requesting registration of Registrable Securities pursuant to this Section, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this section, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (x) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchaser requesting registration of Registrable Securities and (y) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Purchaser requesting registration of Registrable Securities.

     (c) REGISTRATION EXPENSES. The Company shall pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant hereto for the Purchaser (which right may be assigned), including, without limitation, all registration, filing, and qualificaftion fees, printers' and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of one counsel for the Purchaser, if selling, as selected by the Purchaser with the Company's approval, which approval shall not be unreasonably withheld, but excluding underwriting discounts and commissions relating to Registrable Securities.

     (d) INDEMNIFICATION. If any Registrable Securities are included in a registration statement under this Section:

     (i) To the extent permitted by law, the Company shall indemnify and hold harmless the Purchaser, any underwriter (as defined in the 1933 Act) for the Purchaser and each Person, if any, who controls the Purchaser or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (x) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (y) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (z) any violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under any of the foregoing; and the Company will pay to the Purchaser, underwriter or controlling Person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection (i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the Company's consent, which shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any the Purchaser, underwriter or controlling Person.

     (ii) To the extent permitted by law, the Purchaser shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each Person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing Persons may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information that the Purchaser furnished expressly for use in connection with such registration; and the Purchaser will pay, as incurred, any legal or other expenses reasonably incurred by any Person intended to be indemnified pursuant to this subsection (ii), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection
(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the Purchaser's consent, which shall not be unreasonably withheld; provided, further, that, in no event shall any indemnity under this subsection (ii) exceed the net proceeds from the offering received by the Purchaser.

     (e) ASSIGNMENT OF REGISTRATION RIGHTS. The Purchaser may assign (but only with all related obligations) the rights to cause the Company to register Registrable Securities pursuant to this section by the Purchaser to a transferee or assignee; provided, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership; provided, that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section.

     11. INDEMNIFICATION AND REIMBURSEMENT.

     (a) (i) The Company agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, and agents, and each Purchaser Control Person (collectively, the "Indemnified Parties" and each, an "Indemnified Party") from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which any Indemnified Party becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from the Indemnified Party's failure to perform any covenant or agreement contained in this Agreement or the Indemnified Party's negligence, recklessness or bad faith in performing its obligations under this Agreement.

     (ii) The Company hereby agrees that, if the Purchaser, other than by reason of its negligence, illegal or willful misconduct (in each case, as determined by a non-appealable judgment to such effect), (x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the Transactions contemplated by this Agreement or the other Transaction Documents, or if the Purchaser is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the Transactions contemplated by this Agreement or the other Transaction Documents, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless the Purchaser from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Purchaser, directly or indirectly, and reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The indemnification and reimbursement obligations of the Company under this paragraph (a) shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Purchaser who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Purchaser Control Persons (if any), as the case may be, of the Purchaser and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchaser, any such Affiliate and any such Person. The Company also agrees that neither the Purchaser nor any such Affiliate, partner, director, agent, employee or Purchaser Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Documents, except as may be expressly and specifically provided in or contemplated by this Agreement.

     (b) All claims for indemnification by any Indemnified Party (as defined below) under this Section shall be asserted and resolved as follows:

     (i) In the event any claim or demand in respect of which any Person claiming indemnification under any provision of this Section (an "Indemnified Party") might seek indemnity under paragraph (a) of this Section is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Section against any Person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an
Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Section and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim. The following provisions shall also apply.

     (x) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this paragraph (b) of this Section, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to paragraph (a) of this Section). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this subparagraph (x), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this subparagraph (x), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third
     Party Claim at any time if it irrevocably waives its right to indemnity under paragraph (a) of this Section with respect to such Third Party Claim.

     (y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to paragraph (b) of this Section, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this subparagraph (y), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in subparagraph (z) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this subparagraph (y) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this subparagraph (y), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

     (z) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under paragraph (a) of this Section or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty
     (30) days after the date of the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (ii) In the event any Indemnified Party should have a claim under paragraph
(a) of this Section against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under paragraph (a) of this Section specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     (c) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

     12. JURY TRIAL WAIVER. The Company and the Purchaser hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out or in connection with the Transaction Documents.

     13. GOVERNING LAW: MISCELLANEOUS.

     (a) (i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the state courts of the State of New York as in connection with any dispute arising under this Agreement or any of the other Transaction Documents and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM NON CONVENIENS, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Purchaser for any reasonable legal fees and disbursements incurred by the Purchaser in enforcement of or protection of any of its rights under any of the Transaction Documents. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     (ii) The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Documents and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     (b) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     (c) This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     14. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

     (b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

     (c) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days' advance written notice similarly given to each of the other parties hereto):

COMPANY:             Trident Brands Incorporated
                     200 South Executive Drive, Suite 101
                     Brookfield, WI 53005
                     U.S.A.
                     Tel: 262-789-6689
                     Fax: 262-789-6689
                     Attention: Michael Browne

PURCHASER:           LPF (MCTECH) Investment Corp.
                     1315 North Service Rd. East, 6th Floor
                     Oakville, ON, L6H 1A7
                     CANADA
                     Tel: 289-291-3666
                     Fax: 289-291-0651
                     Attention : Administrator and Controller

     15. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Purchaser's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Purchase Amount, and shall inure to the benefit of the Purchaser and the Company and their respective successors and assigns.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Purchaser and the Company as of the date set first above written.

                                 LPF (MCTECH) INVESTMENT CORP.


                                 By:/s/ Joseph Mancinello
                                    --------------------------------------------
                                    Name:  Joseph Mancinelli
                                    Title: President


                                 By:/s/ Carmen Principato
                                    --------------------------------------------
                                    Name:  Carmen Principato
                                    Title: Director

                                 TRIDENT BRANDS INCORPORATED


                                 By:/s/ Mark Holcombe
                                    --------------------------------------------
                                     Name:  Mark Holcombe
                                     Title: Chairman

                                     ANNEX I

                                  FORM OF NOTES

                      FORM OF CONVERTIBLE PROMISSORY NOTES

THESE CONVERTIBLE PROMISSORY NOTES (THE "NOTES," AND EACH, A "NOTE") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT EACH NOTE MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND SUCH STATE SECURITIES LAWS.

                           TRIDENT BRANDS INCORPORATED

               Convertible Promissory Note for up to US$10,000,000

Dated: September 26, 2016                                          US$10,000,000

     For value received, TRIDENT BRANDS INCORPORATED, a Nevada corporation (the "Company"), hereby promises to pay to the order of LPF (MCTECH) Investment Corp. (together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided for the Notes, up to an aggregate of TEN MILLION (US$10,000,000) (the "Principal Amount") plus accrued and unpaid Interest (as defined in below Section 1.2) in accordance with the grid attached hereto as Exhibit A (the "Grid") and subject to the terms hereof. The applicable portion of the Principal Amount and the Interest outstanding shall be due and payable on September 30, 2019 subject to the conversion terms hereof. The due date, with respect to each applicable Note, of any outstanding Principal Amount and Interest is referred to herein as the "Maturity Date." The "Issuance Date," with respect to the Note for the portion of the Principal Amount equal to US$4,100,000, is the date hereofand with respect to any portion of the Principal Amount advanced hereafter shall be the date that such Principal Amount is advanced as set out in the Grid.

     All payments under or pursuant to each Note refer to and shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Company.

                                    ARTICLE I

                                  GENERAL TERMS

     Section 1.1 Purchase Agreement. Each Note has been executed and delivered pursuant to the Note Purchase Agreement dated as of September 26, 2016(the "Purchase Agreement") by and between the Company and the purchaser listed therein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     Section 1.2 Interest. Each portion of the Principal Amount applicable to each Note advanced to the Company pursuant to the Purchase Agreement shall bear interest from the applicable Issuance Date at the rate of eight percent (8%) per annum, calculated daily in arrears based on a three hundred and sixty (360) day year (the "Interest").

     Section 1.3 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding Business Day. The term "Business Day" shall mean any day except Saturday, Sunday and any day that shall be a federal legal holiday or a day on which banking institutions in the state of New York are authorized or required by law or other governmental action to close.

     Section 1.4 Transfer. Each Note may be transferred or sold, pledged, hypothecated or otherwise granted as security by the Holder, either in whole or in part, subject to the provisions of Section 4.8 hereof, and to prior notice of same to the Company in accordance with Section 4.1 hereof.

     Section 1.5 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of the applicable Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this applicable Note, upon surrender and cancellation of such applicable Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated applicable Note.

     Section 1.6 Security. To secure the due payment of the Principal Amount and Interest payable under the applicable Note, the Company shall cause to be provided to the Holder contemporaneously with the execution of this Agreement, the General Security Agreement annexed hereto as Exhibit C granting the Holder a security interest in all of the present and after acquired personal property (the "Security") of the Company.

                                   ARTICLE II

                           EVENTS OF DEFAULT; REMEDIES

     Section 2.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under the applicable Note:

     (a) the Company shall fail to make the payment of any outstanding Principal Amount or Interest on the date such payment is due hereunder;

     (b) the suspension from listing, without subsequent listing on any one of, or the failure of the Company's common stock, par value US$0.001 per share (the "Common Stock") to be listed on at least one of the OTC Markets (QB or QX), the OTC Bulletin Board, NASDAQ Capital Market, NASDAQ Global Market, NASDAQ Global Select Market, NYSE MKT or The New York Stock Exchange, Inc. for a period of five (5) consecutive Trading Days (as defined under Section 3.2(b));

     (c) the Company's notice to the Holder, including by way of public announcement, at any time, of its inability to comply or its intention not to comply with proper requests for conversion of the applicable Note into shares of Common Stock;

     (d) the Company shall fail to (i) timely deliver the shares of Common Stock upon conversion of the applicable Note, or (ii) make the payment of any fees and/or liquidated damages under the applicable Note or the Purchase Agreement, which failure in the case of items (i) and (ii) of this Section 2.1(d) is not remedied within three (3) Business Days after the incurrence thereof;

     (e) default shall be made in the performance or observance of (i) any covenant, condition or agreement contained in the applicable Note (other than as set forth in clause (d) of this Section 2.1) and such default is not fully cured within five (5) Business Days after the occurrence thereof or (ii) any covenant, condition or agreement contained in the Purchase Agreement, the Security
Agreement, or all ancillary documents referred to in those agreements (collectively, the "Transaction Documents," which is not covered by any other provisions of this Section 2.1 and such default is not fully cured within five
(5) Business Days after the occurrence thereof;

     (f) any representation, warranty or covenant made by the Company herein or in the Purchase Agreement or any other Transaction Document shall prove to have been false or incorrect or breached on the date as of which made;

     (g) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or the like of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the U.S. Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under U.S. Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing;

     (h) a proceeding or case shall be commenced in respect of the Company, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of itself or of all or any substantial part of its property or assets in connection with the liquidation or dissolution of the Company or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under U.S. Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Company and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days;

     (i) the failure of the Company to pay any amounts due to the Holder (other than outstanding Principal Amount and Interest referred to in Section 2.1(a), the failure of which to pay when due shall be an immediate Event of Default) herein within three (3) Business Days of receipt of notice to the Company;

     (j) actions, suits, proceedings, claims or disputes pending, at law, in equity, in arbitration or before any governmental authority, arise against the Company, which result in equitable relief or monetary judgment(s) or liens against the Company;

     (k) the Collateral fails to perfect, or is delayed from perfection; or

     (l) the Company fails to perform or comply with any term, provision or condition of any other agreement, document or other instrument evidencing or supporting any indebtedness owing from the Company to the Holder, whether currently existing or incurred after the date of this Agreement.

     Section 2.2 Remedies Upon An Event of Default. If an Event of Default, with respect to each applicable Note, shall have occurred and shall be continuing, the Holder may at any time at its option, (a) declare the entire unpaid balance of the Principal Amount and all Interest accrued but unpaid thereon of each applicable Note, and all other amounts owing or payable hereunder or under any Transaction Document, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company; provided, however, that upon the occurrence of an Event of Default described in (i) Section 2.1(g) or 2.1(h) (in the case of Section 2.1(h) upon the expiration of the 60-day period mentioned therein), the outstanding Principal Amount and all Interest accrued but unpaid thereon of each applicable Note, and all other amounts owing or payable hereunder or under any Transaction Document, shall be automatically due and payable, and (ii) Sections 2.1(a)-(f) and 2.1(i) demand the prepayment of each applicable Note pursuant to Section 3.6, (b) subject to Section 3.4, demand that the Principal Amount and all Interest accrued but unpaid thereon of each applicable Note, and all other amounts owing or payable hereunder or under any Transaction Document, then-outstanding shall be converted into shares of Common Stock at a Conversion Price (as defined in Section 3.2(a) hereof) per share calculated pursuant to
Section 3.1 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section 3.1), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, other Transaction Document or applicable law. If the entire unpaid balance of the Principal Amount, together with accrued and unpaid Interest thereon, is not paid when due at maturity, whether on the Maturity Date or any earlier date as a result of acceleration of the applicable Note(s) pursuant to the terms hereof, then interest shall accrue on the outstanding Principal Amount from the date of such Event of Default at the rate of 18% per annum. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                   ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

     Section 3.1 Conversion. On any date(s) (each a "Conversion Date") elected by the Holder following the applicable Issuance Date, each Note may be converted at the option of the Holder from time to time, in whole or in part, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing that portion of the outstanding Principal Amount plus any accrued Interest under each applicable Note as of such Conversion Date by the Conversion Price (as defined in Section 3.2(a)) then in effect on the Conversion Date; provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.4 below. The Holder shall deliver each Note, as applicable, to the Company at the address designated in the Purchase Agreement at such time that each Note, as applicable, is fully converted. With respect to partial conversions of the applicable Note, the Company shall keep written records of the amount of the applicable Note converted as of each Conversion Date.

     Section 3.2 Conversion Price.

     The term "Conversion Price" shall mean the price that is equal to a 25% discount to the average closing price of the Common Stock for the 10 Trading Days immediately prior to the date upon which the first installment of the Purchase Amount (as defined in the Purchase Agreement) is paid to the Company in accordance with the Purchase Agreement.

     The term "Trading Day" shall mean any day on which the Common Stock is listed or quoted and traded on any other national securities exchange, market, trading or quotation facility on which the Common Stock is then listed or traded, or, if the Common Stock is not then listed or traded, any Business Day.

     Section 3.3 Mechanics of Conversion.

     (a) Not later than five (5) Trading Days after any Conversion Date, the Company or its designated transfer agent, as applicable, shall issue and deliver to the Holder, as specified in the Holder's Conversion Notice, registered in the name of the Holder or its designee, the number of shares of Common Stock to which the Holder shall be entitled, that represent the number of shares of Common Stock being acquired upon the conversion of the applicable Note (the "Delivery Date"). If in the case of any Conversion Notice such Common Stock certificate or certificates are not delivered to or as directed by the Holder by the Delivery Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such Common Stock certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the applicable Note if tendered for conversion, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation. A "Conversion Notice" means the notice of conversion, substantially in the form of Exhibit B, delivered by the Holder to the Company on the Conversion Date.

     Section 3.4 Adjustment of Conversion Price.

     (a) The Conversion Price shall be subject to adjustment from time to time as follows:

     (i) Adjustments for Stock Splits and Combinations. If the Company shall at any time or from time to time after the initial Issuance Date, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the initial Issuance Date, combine the outstanding shares of Common Stock, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3.4(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

     (ii) Adjustments for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the initial Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, the applicable Conversion Price then in effect by a fraction:

     (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

     (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

     (iii) Adjustment for Other Dividends and Distributions. If the Company shall at any time or from time to time after each applicable Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in any form other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which the Holder would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.4(a)(iii) with respect to the rights of the Holder; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this Section 3.4(a)(iii) as of the time of actual payment of such dividends or distributions.

     (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of each applicable Note at any time or from time to time after the Issuance Date shall be changed to the same or different  number  of  shares  of any class or  classes  of  stock,  whether  by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.4(a)(i), (ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.4(a)(v)), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert each applicable Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which each such applicable Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

     (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in
Section 3.4(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.4(a)(iv)), or a merger or consolidation of the Company with or into another corporation where the holders of outstanding voting securities of the Company prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert each applicable Note into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.4(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.4(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of each applicable Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

     (vii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents (as defined in the Purchase Agreement) shall be issued or sold:

     (1) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefor shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board of Directors may determine to be attributable to such shares of Common Stock, Common Stock Equivalents, rights or warrants or options, as the case may be; or

     (2) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of each Note, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Note immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Note. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this
Section 3.5(vii) shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

     (b) Record Date. In case the Company shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Common Stock Equivalents, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

     (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment to the Conversion Price in connection with (i) securities issued (other than for cash) in connection with a merger, acquisition, or consolidation, except as provided for in Section 3.4(a)(v), (ii) securities issued pursuant to a bona fide firm-underwritten public offering of the Company's securities, (iii) securities issued pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement, (iv) securities issued in connection with strategic license agreements or other partnering arrangements so long as such issuances are not for the purpose of raising capital, (v) Common Stock issued or options to purchase Common Stock granted or issued pursuant to the Company's stock option plans and employee stock purchase plans as they now exist and (vi) the payment of any accrued interest in shares of Common Stock pursuant to each Note.

     (d) No Impairment.  The Company shall not, by amendment of its  Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.4 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder under the Agreement against impairment.

     (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of each applicable Note pursuant to this Section 3.4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the Holder, at any time, furnish or cause to be furnished to the Holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of each applicable Note. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

     Section 3.5 Taxes; No Fractional Shares; Reservation of Shares.

     (a) Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of each Note pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by the Holder in connection with any such conversion.

     (b) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of each Note.

     (c) Reservation of Common Stock. The Company shall at all times when each Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of each Note; provided that the number of shares of Common Stock so reserved shall at no time be less than two hundred percent (200%) of the number of shares of Common Stock for which the applicable Note is at any time convertible. The Company shall, from time to time in accordance with Nevada corporate law, with applicable securities law and regulations, and with its constitutive documents, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Company's obligations under this
Section 3.5(c).

     (d) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of each applicable Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

     Section 3.6 Prepayment.

     (a) Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(a)-(i), the Holder shall have the right, at such Holder's option, to require the Company to prepay (prior to the Maturity Date) in cash all or a portion of the applicable Note at a price equal to one hundred percent (100%) of the aggregate outstanding Principal Amount and accrued but unpaid Interest of each applicable Note (the "Event of Default Prepayment Price"). Nothing in this Section 3.6(a) shall limit the Holder's rights under Section 2.2.

     (b) Prepayment at the Election of the Company. Notwithstanding anything to the contrary contained in the Notes, at any time during the period beginning on the advance date of any installment of the Purchase Amount and ending on the date that is prior to the Conversion Date, the Company shall have the right, exercisable on not less than three (3) Trading Days prior written notice to the Holder, to prepay in cash the applicable portion of the then-outstanding portion of the Purchase Amount plus the then-outstanding portion of any accrued and unpaid Interest thereon as at the date fixed for prepayment, in full, in accordance with this Section 3.6 (such prepayment amount, the "Optional Prepayment Amount"). Any notice of prepayment hereunder (an "Optional Prepayment Notice") shall be delivered by the Company to the Holder at its registered addresses and shall state: (1) that the Company is exercising its right to prepay each applicable Note, and (2) the date of prepayment which shall be not more than three (3) Trading Days from the date of the Optional Prepayment Notice.

     Section 3.7 Inability to Fully Convert.

     (a) Holder's Option if Company Cannot Fully Convert. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock for any reason, including, without limitation, because the Company (w) does not have a sufficient number of shares of Common Stock authorized and available, or
(x) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice, then the Company shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and, with respect to the unconverted portion of each Note (as applicable), the Holder, solely at its option, can elect to:

     (i) require the Company to prepay that portion of each applicable Note for which the Company is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the "Mandatory Prepayment") in an amount equal to Optional Prepayment Amount as of such Conversion Date (the "Mandatory Prepayment Price"), plus an amount equal to the Holder's out-of-pocket expenses incurred in connection with the transactions (which are contemplated by the Transaction Documents) and enforcing its rights hereunder;

     (ii) void the Conversion Notice and retain or have returned, as the case may be, each applicable Note that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice).

     (b) Mechanics of Fulfilling Holder's Election. The Company shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.7(a) above, a notice of the Company's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy the Holder's Conversion Notice, (ii) the amount of the applicable Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Company of its election pursuant to Section 3.7(a) above by delivering written notice via facsimile to the Company (the "Notice in Response to Inability to Convert").

     (c) Payment of Prepayment Price. If the Holder shall elect to have each applicable Note prepaid pursuant to Section 3.7(a)(i) above, the Company shall pay the Mandatory Prepayment Price to the Holder within ten (10) days of the Company's receipt of the Notice in Response to Inability to Convert, provided that prior to the Company's receipt of the Notice in Response to Inability to Convert the Company has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares (as defined in the Purchase Agreement) issuable to the Holder can and will be delivered to the Holder in accordance with the terms of the Notes. If the Company shall fail to pay the applicable Mandatory Prepayment Price to the Holder on a timely basis as described in this Section 3.7(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Mandatory Prepayment Price), in addition to any remedy the Holder may have under each applicable Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 0.67% per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of each applicable Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back each such Note, and (iii) require that the Conversion Price of such returned Note be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and (B) the lowest average closing price of the Common Stock for the Trading Days during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

     Section 3.8 No Rights as Shareholder. Nothing contained in each Note shall be construed as conferring upon the Holder, prior to the conversion of each Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any other rights as a shareholder of the Company.

                                   ARTICLE IV

                                  MISCELLANEOUS

     Section 4.1 Notices.

     (a) Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Company will give written notice to the Holder at least ten (10) days prior to the date on which the Company takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any PRO RATA subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Major Transaction, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Company will also give written notice to the Holder at least ten (10) days prior to the date on which any Major Transaction, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Holder prior to such information being made known to the public.

     (b) A "Major Transaction" shall be deemed to have occurred at such time as any of the following events:

     (i) the consolidation, merger or other business combination of the Company with or into another person (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or (B) a consolidation, merger or other business combination in which the Company is the surviving entity and the shareholders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities);

     (ii) the sale or transfer of more than fifty percent (50%) of the Company's assets (based on the fair market value as determined in good faith by the Company's Board of Directors) other than inventory in the ordinary course of business in one or a related series of transactions; or

     (iii) closing of a purchase, tender or exchange offer made to the shareholders of more than fifty percent (50%) of the outstanding shares of Common Stock in which more than fifty percent (50%) of the outstanding shares of Common Stock were tendered and accepted.

     Section 4.2 Governing Law. The Notes shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. The Notes shall not be interpreted or construed with any presumption against the party causing the Notes to be drafted.

     Section 4.3 Headings. Article and section headings in the Notes are included herein for purposes of convenience of reference only and shall not constitute a part of these Notes for any other purpose.

     Section 4.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in the Notes shall be cumulative and in addition to all other remedies available under the Notes, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of the Notes. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

     Section 4.5 Enforcement Expenses. The Company agrees to pay all costs and expenses of enforcement of the Notes, including, without limitation, reasonable attorneys' fees and expenses.

     Section 4.6 Binding Effect. The obligations of the Company and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

     Section 4.7 Amendments. The Notes may not be modified or amended in any manner except in writing executed by the Company and the Holder.

     Section 4.8 Compliance with Securities Laws. The Holder acknowledges that the Notes are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of the Notes except in accordance with and in reliance upon the exemption from securities registration for offers and sales in an "offshore transaction" to a non-U.S. Person afforded, inter alia, by Rule 904 under Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act. [NTD: NEED CONFIRMATION OF HOW THIS APPLIES TO LPF.] The Notes and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

     "EACH CONVERTIBLE PROMISSORY NOTE ("NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT EACH NOTE MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND SUCH STATE SECURITIES LAWS."

     Section 4.9 Consent to Jurisdiction. Each of the Company and the Holder (i) hereby irrevocably submits to the non-exclusive jurisdiction of the State of New York for the purposes of any suit, action or proceeding arising out of or relating to these Notes and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 4.9 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Company and the Holder hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to these Notes shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

     Section 4.10 Parties in Interest. The Notes shall be binding upon, inure to the benefit of and be enforceable by the Company, the Holder and their respective successors and permitted assigns.

     Section 4.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     Section 4.12 Company Waivers. Except as otherwise specifically provided herein, the Company and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of these Notes, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or the Company liable for the payment of these Notes, AND DO HEREBY WAIVE TRIAL BY JURY.

     (a) No delay or omission on the part of the Holder in exercising its rights under these Notes, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

     (b) THE COMPANY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THESE NOTES ARE A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

                                 TRIDENT BRANDS INCORPORATED


                                 By: /s/ Mark Holcombe
                                    --------------------------------------
                                    Name: Mark Holcombe
                                    Title: Chairman

                                    EXHIBIT A

                              ADVANCES AND PAYMENT

DATE: ? August 31st, 2016

                                                                 Total Principal
                                  Total Principal                  and Accrued
                     Amount        Outstanding        Accrued       Interest
Issuance Dates    Advanced (US$)     (US$)         Interest (US$)     (US$)
--------------    --------------     -----         --------------     -----

The Date Hereof     4,100,000     4,100,000



                                   Annex I- 1

                                    EXHIBIT B

                            FORM OF CONVERSION NOTICE

(To be executed  by the  registered  Holder in order to convert  the  applicable
Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the Principal Amount of the above Note for __________________________ into shares of Common Stock of TRIDENT BRANDS INCORPORATED according to the conditions hereof, as of the date written below.

Conversion Date: ___________________________________________

Applicable Conversion Price: _______________________________

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the Conversion Date:

Signature:___________________________________________

Print Name:__________________________________________

Address:_____________________________________________


                                   Annex I- 2

                                    EXHIBIT C

                       FORM OF GENERAL SECURITY AGREEMENT

                                  SEE ATTACHED


                                   Annex I- 3

                                    ANNEX II

                           FORM OF SECURITY AGREEMENT

                    ANNEX II TO SECURITIES PURCHASE AGREEMENT

                EXHIBIT C TO SECURED CONVERTIBLE PROMISSORY NOTES

                           GENERAL SECURITY AGREEMENT

     THIS GENERAL SECURITY AGREEMENT made as of the 26th day of September, 2016 (this "AGREEMENT")

     BETWEEN:

          TRIDENT BRANDS INCORPORATED

          (the "GUARANTOR")

     AND:

          LPF (MCTECH) INVESTMENT CORP.

          (the "SECURED PARTY")

     WHEREAS:

     As evidenced by a secured Convertible Promissory Note dated for reference ?

     A. , and a secured Convertible Promissory Note dated for reference September 26, 2016, as the same may be amended, supplemented, extended, renewed, restated, replaced or superseded from time to time (collectively, the "NOTES" and each, a "NOTE") between the Guarantor, as borrower, and the Secured Party, as lender, the Guarantor has obtained loans in the minimum amount of $4,100,000 and the maximum aggregate amount $10,000,000 ;

     B. As a material inducement to the Secured Party to purchase the Notes, the Guarantor has agreed to provide a security agreement securing the loans documented by the Notes. FOR VALUE RECEIVED, the Guarantor covenants, agrees, warrants, represents, acknowledges, and confirms to and with the Secured Party and creates and grants the mortgages, pledges, charges, transfers, assignments, and security interests as follows:

1. SECURITY INTEREST.

     As security for the payment and performance of the Obligations (as defined in Section 3), the Guarantor, subject to the exceptions set out in Section 2, does:

     1.1 Grant to the Secured Party a lien on, and a security interest in, and mortgages, pledges, charges, transfers and assigns absolutely, all of the

Guarantor's present and after acquired personal property, and all personal property in which the Guarantor has rights, of whatever nature or kind and wherever situated, including, without limitations, all of the following now owned or in future owned or acquired by or on behalf of the Guarantor;

     (a)  all goods, including:

     (i) all inventory of whatever kind and wherever situate, including, without limitation, goods acquired or held for sale or lease or furnished or to be furnished under contracts of rental or service, all raw materials, work in progress, finished goods, returned goods, repossessed goods and all packaging materials, supplies, and containers relating to or used or consumed in connection with any of the foregoing (collectively, the "Inventory");

     (ii) all equipment of whatever kind and wherever situated, including, without limitation, all machinery, tools, apparatus, plant, fixtures, furniture, furnishings, chattels, motor vehicles, vessels, and other tangible personal property of whatever nature or kind (collectively, the "EQUIPMENT");

     (b) all book accounts and book debts and generally all accounts, debts, dues, claims, choses in action, and demands of every nature and kind however arising or secured including letters of credit and advices of credit, which are now due, owing, or accruing, or growing due to, or owned by, or which may in future become due, owing, or accruing, or growing due to, or owned by the Guarantor (the "ACCOUNTS");

     (c) all contractual rights, insurance, claims, licenses, goodwill, patents, trademarks, trade names, copyrights, and other industrial or intellectual property of the Guarantor or in which the Guarantor has an interest, all other choses in action of the Guarantor of every kind which now are, or which may in future be, due or owing to or owned by the Guarantor, and all other intangible property of the Guarantor which is not Accounts, Chattel Paper, Instruments, Documents of Title, securities, or Money;

     (d)  all Money;

     (e) all property described in Schedule "A" to this Agreement, or in any schedule now or at any time in future annexed to this Agreement or agreed to form part of this Agreement;

     (f)  the undertaking of the Guarantor;

     (g) all Chattel Paper, Documents of Title (whether negotiable or not), Instruments, intangibles, and securities now owned or in future owned or acquired by or on behalf of the Guarantor (including those returned to or repossessed by the Guarantor) and all other goods of the Guarantor that are not Equipment, Inventory, or Accounts;

     (h) all deeds, documents, writings, papers, books of account, and other books and electronically recorded data relating to any of the foregoing or by which any of the foregoing is or may in future be secured, evidenced, acknowledged, or made payable; and

     (i) all renewals, accretions and substitutions of any of the foregoing and all after acquired personal property and fixtures and farm products in any form derived directly or indirectly from any dealing with the Collateral (as defined in Section 1.2) or the Proceeds, including rights to insurance payments and any other payments representing indemnity or compensation for loss or damage to the Collateral or the Proceeds.

     1.2 The security interests created or granted under Section 1.1 of this Agreement are collectively called the "SECURITY INTEREST", and all property, assets, interests, and undertakings (including Proceeds) subject to the Security Interest or otherwise charged or secured by this Agreement or expressed to be charged, assigned or transferred, or secured by any Instruments supplemental to this Agreement or in implementation of this Agreement are collectively called the "COLLATERAL".

2. EXCEPTIONS AND DEFINITIONS.

     2.1 Any reference in this Agreement to the "UNIFORM COMMERCIAL CODE" or "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State of Nevada. Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

     2.2 The Security Interest granted by this Agreement shall not extend or apply to and the Collateral shall not extend to the last day of the term of any lease or agreement to lease real property, but upon the enforcement of the Security Interest the Guarantor shall stand possessed of such last day in trust to assign and dispose thereof as the Secured Party shall direct.

     2.3 The Security Interest shall not render the Secured Party liable to observe or perform any term or covenant or condition of any agreement, document or Instrument to which the Guarantor is a party or by which it is bound. In addition, the Security Interests do not and shall not extend to, and the Collateral shall not include, any agreement, right, franchise, licence or permit (the "CONTRACTUAL RIGHTS") to which the Guarantor is a party or of which the Guarantor has the benefit, to the extent that the creation of the Security Interests herein would constitute a breach of the terms of or permit any person to terminate the Contractual Rights, but the Guarantor shall hold its interest therein in trust for the Secured Party and shall assign such Contractual Rights to the Secured Party forthwith upon obtaining the consent of all other parties thereto. The Guarantor agrees that it shall, if required by the Secured Party, use commercially reasonable efforts to obtain any consent required to permit any Contractual Rights to be subject to the Security Interests herein.

     2.4 All Consumer Goods are excepted from the Security Interest.

     2.5 Any reference in this Agreement to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof". The Collateral shall not include Consumer Goods of the Guarantor.

     2.6 The term "PROCEEDS", whenever used and interpreted as above, shall by way of example include trade-ins, Equipment, cash, bank accounts, notes, Chattel Paper, goods, contract rights, Accounts, and any other personal property or obligation received when such Collateral or Proceeds are sold, exchanged, collected, or otherwise disposed of.

3. OBLIGATIONS SECURED.

     This Agreement and the Security Interest are in addition to and not in substitution for any other security interest now or in future held by the Secured Party from the Guarantor, or from any other person and shall be general and continuing security for the payment of all indebtedness and liability of the Guarantor to the Secured Party (including interest thereon), present or future, absolute or contingent, joint or several, direct or indirect, matured or not, extended or renewed, wherever and however incurred, and any ultimate balance thereof, including all advances on current or running account and all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again, and whether the Guarantor be bound alone or with another or others, and whether as principal or surety, and for the performance and satisfaction of all obligations of the Guarantor to the Secured Party, whether or not contained in this Agreement or the Notes (all of which indebtedness, liability, and obligations are collectively the "OBLIGATIONS").

4. COVENANTS OF GUARANTOR.

           THE GUARANTOR COVENANTS AND AGREES WITH THE SECURED PARTY:

     (a) not to change its name, its principal place of business, its chief executive office or the location of any of the Collateral without giving 15 days' prior written notice thereof to the Secured Party;

     (b) not to sell, exchange, transfer, assign, lease or otherwise dispose of or deal in any way with the Collateral or release, surrender or
          abandon   possession  of  the  Collateral  or  move  or  transfer  the

          Collateral, or enter into any agreement or undertaking to do any of the foregoing;

(c) not to create or permit to exist any encumbrance against any of the Collateral, except the Security Interests created by this Agreement and other permitted encumbrances, as set forth in Schedule "B" (the "Permitted Encumbrances");

(d) to defend the title to the Collateral for the benefit of the Secured Party against all claims and demands;

(e) that the Guarantor shall maintain the Security Interest created by this Agreement as a perfected security having at least the priority described in Section 12 and shall defend such Security Interest and such priority against the claims and demands of all persons;

(f) to promptly pay when due all taxes, assessments, rates, levies, payroll deductions, workers' compensation assessments, and any other charges which could result in the creation of a statutory lien or deemed trust in respect of the Collateral;

(g) to do, make, execute and deliver such further and other assignments, transfers, deeds, security agreements and other documents as may be required by the Secured Party to establish in favor of the Secured Party and perfect the Security Interest intended to be created hereby and to accomplish the intention of this Agreement and, if requested by the Secured Party, to specifically assign to the Secured Party, the Guarantor's rights and interests (but not the Guarantor's obligations) under any contracts to which the Guarantor is a party, which include the Guarantor instructing the transfer agent of the Guarantor:

     (i) to comply with the Secured Party's orders without the Guarantor's further consent; or

     (ii) that the Secured Party has the same rights to the Security Interests as the Guarantor;

     (h) to pay all expenses, including reasonable solicitors' fees and disbursements, receivers' fees and disbursements, and accounting fees and disbursements incurred by or on behalf of the Secured Party, its secured parties, or any Receiver, as hereinafter defined, in connection with inspecting the Collateral, investigating title to the Collateral, the preparation, perfection, preservation, and enforcement of this Agreement, including taking, recovering and keeping possession of the Collateral and all expenses incurred by or on behalf of the Secured Party, its agents or any Receiver (as defined in Section
          11.1(a)) in dealing with other creditors of the Guarantor in connection with the establishment and confirmation of the priority of the Security Interests, all of which expenses shall be payable forthwith upon demand with interest at the rate specified in the Notes and shall form part of the Obligations; and

     (i) to observe and perform all of its obligations under or in connection with any other security agreement creating a security interest over the Collateral or any part thereof.

5. ATTACHMENT.

     The Guarantor acknowledges and confirms that:

     (a) there is no intention to delay the time of attachment of the Security Interest created by this Agreement, and the Security Interest shall attach at the earliest time permissible under the laws governing this Agreement;

     (b)  that value has been given; and

     (c) that the Guarantor has (or in the case of any after acquired property, will have at the time of acquisition) rights in the Collateral.

6. USE AND VERIFICATION OF COLLATERAL.

     The Guarantor may, until default, possess, operate, collect, use and enjoy, and deal with the Collateral in the ordinary course of the Guarantor's business in any manner not inconsistent with the provisions of this Agreement; provided always that the Secured Party shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner the Secured Party may consider appropriate. The Guarantor agrees to furnish all assistance and information and to perform all such acts as the Secured Party may reasonably request in connection therewith, and for such purposes to grant to the Secured Party or its agents access to all places where the Collateral may be located and to all premises occupied by the Guarantor.

7. INCOME FROM AND INTEREST ON COLLATERAL.

     7.1 Until the occurrence of an Event of Default (as defined in Section 10.1), the Guarantor reserves the right to receive any money constituting income from or interest on the Collateral and if the Secured Party receives any such money before the occurrence of an Event of Default, the Secured Party shall either credit the amount of such money against the Obligations or pay the amount of such money promptly to the Guarantor. 7.2 Upon the occurrence of an Event of Default, the Guarantor shall not request or receive any money constituting income from or interest on the Collateral and if the Guarantor receives any such money in any event, the Guarantor shall hold that money in trust for the Secured Party and shall pay the amount of that money promptly to the Secured Party.

     8. DISPOSITION OF MONIES.

     Subject to any applicable requirements of the UCC, all monies collected or received by the Secured Party under or in exercise of any right it possesses with respect to Collateral shall be applied on account of the Obligations in such manner as the Secured Party deems best or, at the option of the Secured
Party, may be held unappropriated in a collateral account or released to the Guarantor, all without prejudice to the liability of the Guarantor or the rights of the Secured Party under this Agreement, and any surplus shall be accounted for as required by law.

9. PERFORMANCE OF OBLIGATIONS.

     If the Guarantor fails to perform any of its obligations under this Agreement, the Secured Party may, but shall not be obliged to, perform any or all of those obligations without prejudice to any other rights and remedies of the Secured Party under this Agreement.

10. DEFAULT.

     10.1 Unless waived by the Secured Party (whether in whole or in part), it shall be an event of default (an "EVENT OF DEFAULT") under this Agreement and the security constituted by this Agreement shall become enforceable if:

     (a) an "Event of Default" (as that term is defined in the Notes, only for purposes of this clause (a)) occurs under the Notes;

     (b) any term, covenant, representation or warranty set out in this Agreement is breached or if an Event of Default occurs under this Agreement;

     (c)  any amount owed to the Secured Party is not paid when due; or

     (d) the Guarantor declares itself to be insolvent, makes an assignment for the benefit of its creditors, is declared bankrupt, declares bankruptcy, makes a proposal, or otherwise takes advantage of provisions under the U.S. Bankruptcy Code or similar legislation in any jurisdiction, or fails to pay its debts generally as they become due; or

     (e)  a receiver or receiver-manager is appointed.

11. ENFORCEMENT.

     11.1 Upon the occurrence and during the continuance of an Event of Default under this Agreement, the Obligations shall, at the option of the Secured Party, be immediately due and payable and the Security Interests granted hereby shall, at the option of the Secured Party, become immediately enforceable. To enforce and realize on the security constituted by this Agreement, the Secured Party may take any action permitted by law or in equity, as it may deem expedient, and in particular, but without limiting the generality of the foregoing, the Secured Party may do any of the following:

     (a) appoint by instrument a receiver, receiver and manager, or receiver-manager (the person so appointed is called the "RECEIVER") of the Collateral, with or without bond as the Secured Party may determine, and from time to time in its absolute discretion remove such Receiver and appoint another in its stead;

     (b) enter upon any premises of the Guarantor and take possession of the Collateral with power to exclude the Guarantor, its agents, and its servants from those premises, without becoming liable as a mortgagee in possession;

     (c)  preserve,   protect,   and  maintain  the  Collateral  and  make  such
          replacements and repairs and additions as the Secured Party may deem advisable;

     (d) sell, lease, or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonable obtained, and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as the Secured Party may deem reasonable, provided that if any sale, lease or other disposition is on credit, the Guarantor shall not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received;

     (j) exercise any of the powers set out in this Section 11.1, without the appointment of a Receiver;

     (k) institute proceedings in any court of competent jurisdiction for the appointment of a Receiver or for the sale of the Collateral;

     (l) file proofs of claim and other documents in order to have the claims of the Secured Party lodged in any bankruptcy, winding-up, or other judicial proceeding relating to each Guarantor; and

     (m) exercise all of the rights and remedies accorded to a "secured party" under the UCC.

     11.2 Any Receiver appointed by the Secured Party may be any person licensed as a trustee under applicable law, and the Secured Party may remove any Receiver so appointed and appoint another or others instead. Any Receiver appointed shall act as the Secured Party for the Guarantor for all purposes, including the occupation of any premises of the Guarantor and in carrying on the Guarantor's business and the Secured Party shall not be liable for any act or omission of any Receiver. The Guarantor agrees to ratify and confirm all actions of the Receiver and to release and indemnify the Receiver and the Secured Party in respect of all such actions. Any Receiver so appointed shall have the power:

     (a) to enter upon, use, and occupy all premises owned or occupied by the Guarantor;

     (b)  to take possession of the Collateral;

     (c)  to carry on the business of the Guarantor;

     (d) to borrow money required for the maintenance, preservation or protection of the Collateral or for the carrying on of the business of the Guarantor, and in the discretion of such Receiver, to charge and grant further security interests in the Collateral in priority to the Security Interests, as security for the money so borrowed;

     (e) to sell, lease, or otherwise dispose of the Collateral in whole or in part and for cash or credit, or part cash and part credit on such terms and conditions and in such manner as the Receiver shall determine in its discretion;

     (f) to demand, commence, continue or defend any judicial or administrative proceedings for the purpose of protecting, seizing, collecting, realizing or obtaining possession or payment of the Collateral, and to give valid and effectual receipts and discharges therefor and to compromise or give time for the payment or performance of all or any part of the Accounts or any other obligation of any third party to the Guarantor; and

     (g) to exercise any rights or remedies which could have been exercised by the Secured Party against the Guarantor or the Collateral.

     11.3 Subject to the claims, if any, of the creditors of the Guarantor ranking in priority to this Agreement, all amounts realized from the disposition of Collateral under this Agreement shall be applied as the Secured Party, in its absolute discretion, may direct. Subject to applicable law and the claims, if any, of other creditors of the Guarantor, any surplus shall be paid to the Guarantor.

11.4 The Guarantor agrees that the Secured Party may exercise its rights and remedies under this Agreement immediately upon default, except as may be otherwise provided in the UCC, and the Guarantor expressly confirms that, except as may be otherwise provided in this Agreement or in the UCC, the Secured Party has not given any covenant, express or implied, and is under no obligation to allow the Guarantor any period of time to remedy any Event of Default before the Secured Party exercises its rights and remedies under this Agreement.

     11.5 The Guarantor hereby irrevocably constitutes and appoints any officer, for the time being, of the Secured Party to be, upon the occurrence and during the continuance of an Event of Default, the true and lawful attorney of the Guarantor, with full power of substitution, to do, make and execute all such statements, assignments, documents, acts, matters of things with the right to use the name of the Guarantor whenever and wherever the officer may deem necessary or expedient and from time to time to exercise all rights and powers and to perform all acts of ownership in respect to the Collateral in accordance with this Agreement.

     11.6 The Secured Party shall not be liable for any delay or failure to enforce any remedies available to it or to institute any proceedings for such purposes. The Secured Party may waive any Event of Default, provided that no such waiver shall be binding upon the Secured Party unless in writing nor shall it affect the rights or remedies of the Secured Party in connection with any other or subsequent Event of Default.

12. REPRESENTATIONS OF GUARANTOR.

     12.1 The Guarantor represents and warrants that:

     (a) this Agreement is granted in accordance with resolutions of the directors (and of the shareholders as applicable) of the Guarantor, and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this Agreement and the performance of the obligations of the Guarantor hereunder legal, valid and binding;

     (b) it lawfully owns and possesses all presently held Collateral and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only the Permitted Encumbrances and has good right and lawful authority to grant the Security Interests hereunder, free and clear of all security interests, charges, encumbrances, liens and claims, other than the Permitted Encumbrances; and

     (c) the locations specified in the attached Schedule "C" with respect to goods constituting the Collateral and of the business operations and records of the Guarantor are accurate and complete; and

     (d) the Security Interest granted pursuant to this Agreement constitutes a valid and continuing perfected Security Interest in favor of the Secured Party in the Collateral, subject (for the following Collateral) to the occurrence of the following: (i) in the case of the Collateral in which a Security Interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified in this Agreement (which, in the case of all filings and other documents referred to in this Agreement, have been delivered to the Secured Party in completed and duly authorized form),
          (ii) with respect to any Deposit Account, the execution of a control account, (iii) in the case of all copyrights, trademarks and patents for which UCC filings are insufficient, all appropriate filings having been made with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as applicable, (iv) in the case of letter-of-credit rights that are not supporting obligations of the Collateral, the execution of a contractual obligation granting control to the Secured Party over such letter-of-credit rights, (v) in the case of Electronic Chattel Paper, the completion of all steps necessary to grant control to the Secured Party over such Electronic Chattel Paper, and (vi) in the case of vehicles, the actions required pursuant to the UCC. The Security Interest shall be prior to all other liens on the Collateral, except for permitted liens having priority over the Secured Party's lien by operation of law upon (x) in the case of all pledged certificated stock, pledged debt Instruments and pledged investment priority the delivery thereof to the Secured Party of such consisting of Instruments and certificates, in each case properly endorsed for transfer to the Secured Party or in blank, (y) in the case of all pledged investment property not in certificated form, the execution of control agreements with respect to such investment property, and (z) in the case of all other Instruments and Tangible Chattel Paper that are not pledged certificated stock, pledged debt Instruments or pledged investment property, the delivery thereof to the Secured Party of such Instruments and Tangible Chattel Paper. Except as set forth in this Section, all actions by the Guarantor necessary or desirable to protect and perfect the lien granted hereunder on the Collateral have been duly taken.

13. DEFICIENCY.

     If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full, the Guarantor shall pay to the Secured Party the amount of such deficiency immediately upon demand for the same.

14. RIGHTS CUMULATIVE.

     All rights and remedies of the Secured Party set out in this Agreement are cumulative, and no right or remedy contained in this Agreement is intended to be exclusive, but each right and remedy shall be in addition to every other right or remedy contained in this Agreement or in any existing or future security agreement or now or in future existing at law, in equity or by statute, or under any other agreement between the Guarantor and the Secured Party that may be in effect from time to time.

15. LIABILITY OF SECURED PARTY.

     The Secured Party shall not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Secured Party shall manage the Collateral upon entry, as provided in this Agreement, nor shall the Secured Party be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss on realization or for any default or omission for which a mortgagee in possession may be liable. The Secured Party shall not be bound to do, observe or perform or to see to the observance or performance by the Guarantor of any obligations or covenants imposed upon the Guarantor, nor shall the Secured Party, in the case of Securities, Instruments, or Chattel Paper, be obliged to preserve rights against other persons, nor shall the Secured Party be obliged to keep any of the Collateral identifiable. The Guarantor waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Secured Party than as contained in this Section.

16. ACCOUNTS.

     Notwithstanding any other provision of this Agreement, the Secured Party may collect, realize, sell, or otherwise deal with the Accounts or any part of them in such manner, upon such terms and conditions, and at such time or times, whether before or after an Event of Default, as may seem to it advisable, and without notice to the Guarantor, except in the case of disposition after an Event of Default and then subject to the provisions of Part 6 of Article 9 of the UCC. All monies or other forms of payment received by the Guarantor in payment of any Account shall be received and held by the Guarantor in trust for the Secured Party.

17. APPROPRIATION OF PAYMENTS.

     Any and all payments made in respect of the Obligations from time to time and monies realized from the Security Interest held therefor (including monies collected in accordance with or realized on any enforcement of this Agreement) may be applied to such part or parts of the Obligations as the Secured Party may see fit, and the Secured Party may at all times and from time to time change any appropriation as the Secured Party may see fit.

18. WAIVER.

     The Secured Party may from time to time and at any time waive in whole or in part any right, benefit or default under any Section of this Agreement, but any such waiver of any right, benefit, or default on any occasion shall be deemed not to be a waiver of any such right, benefit, or default thereafter, or of any other right, benefit or default, as the case may be, and no delay or omission by the Secured Party in exercising any right or remedy under this Agreement or with respect to any default shall operate as a waiver thereof or of any other right or remedy.

19. NOTICE.

     Any notice, demand, or other communication required or permitted to be given under this Agreement shall be effectually made or given if delivered by prepaid private courier or by facsimile transmission to the address of each party set out below:

To the Guarantor:        Trident Brands Incorporated
                         200 South Executive Drive, Suite 101
                         Brookfield, WI 53005
                         U.S.A.
                         Tel: 262-789-6689
                         Fax: 262-789-6689
                         Attention: Michael Browne

To the Secured Party:    LPF (MCTECH) Investment Corp.
                         1315 North Service Rd. East, 6th Floor
                         Oakville, ON, L6H 1A7
                         CANADA
                         Tel: 289-291-3666
                         Fax: 289-291-0651
                         Attention: Administrator and Controller

or to such other address or facsimile number as either party may designate in the manner set out above. Any notice, demand, or other communication shall be deemed to have been given and received on the day of prepaid private courier delivery or facsimile transmission.

20. EXTENSIONS.

     The Secured Party may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of the Security Interest, and otherwise deal with the Guarantor, account debtors of the Guarantor, sureties, and others and with the Collateral, the Security Interest, and other security interests as the Secured Party sees fit without prejudice to the liability of the Guarantor or the Secured Party's right to hold and realize on the security constituted by this Agreement.

21. NO MERGER.

     This Agreement shall not operate to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, mortgage, contract, promissory note, bill of exchange, or security interest of any form held or which may in future be held by the Secured Party from the Guarantor or from any other person. The taking of a judgment with respect to any of the Obligations shall not operate as a merger of any of the covenants contained in this Agreement.

22. SATISFACTION AND DISCHARGE.

     Any partial payment or satisfaction of the Obligations, or any ceasing by the Guarantor to be indebted to the Secured Party, shall be deemed not to be a redemption or discharge of this Agreement. The Guarantor shall be entitled to a release and discharge of this Agreement upon full payment and satisfaction of all Obligations and upon written request by the Guarantor and payment to the Secured Party of all costs, charges, expenses, and legal fees and disbursements (on a solicitor and own client basis) incurred by the Secured Party in connection with the Obligations and such release and discharge.

23. INUREMENT.

     This  Agreement  shall  inure to the  benefit  of and be  binding  upon the
parties  and  their  respective  heirs,  executors,   personal  representatives,
successors, and permitted assigns.

24. INTERPRETATION.

     24.1 In this Agreement the word "including", when following any word or words, is not to be construed as limiting the preceding word or words, but the preceding word or words are to be construed as referring to all items or matters that could fall within the broadest possible interpretation of the preceding word or words.

     24.2 Words and expressions used in this Agreement that have been defined in the UCC shall be interpreted in accordance with their respective meanings given in the UCC, whether expressed in this Agreement with or without initial capital letters and whether in the singular or the plural, unless otherwise defined in this Agreement or unless the context otherwise requires, and, wherever the context so requires, in this Agreement the singular shall be read as if the plural were expressed, and vice-versa, and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm, or corporation.

     24.3 Should any provision of this Agreement be declared or held invalid or unenforceable in whole or in part or against or with respect to the Guarantor by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of any or all of the remaining provisions of this Agreement, which shall continue in full force and effect and be construed as this Agreement had been executed without the invalid or unenforceable provision.

     24.4 The headings of the Sections of this Agreement have been inserted for reference only and do not define, limit, alter, or enlarge the meaning of any provision of this Agreement.

     24.5 This Agreement shall be governed by the laws of the State of New York and the federal laws of the United States applicable therein.

25. MISCELLANEOUS.

     25.1 The Guarantor authorizes the Secured Party to file such financing statements, financing change statements, and other documents, and do such acts, matters, and things as the Secured Party may deem appropriate, to perfect on an ongoing basis and continue the Security Interest, to protect and preserve the Collateral, and to realize upon the Security Interest.

     25.2 The Guarantor waives protest of any Instrument constituting Collateral at any time held by the Secured Party on which the Guarantor is any way liable and, subject to the provisions of the UCC, notice of any other action taken by the Secured Party.

     25.3 The Guarantor covenants that it shall not amalgamate with any other company or entity without first obtaining the written consent of the Secured Party. The Guarantor acknowledges and agrees that if it amalgamates with any other company or companies, then it is the intention of the parties that the term "Guarantor" when used in this Agreement shall apply to each of the amalgamating companies and to the amalgamated company, so that the Security Interest granted by this Agreement:

     (a) shall extend to the "Collateral" (as that term is defined in this Agreement) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" owned or acquired by the amalgamated company thereafter, and

     (b) shall secure the "Obligations" (as that term is defined in this Agreement) of each of the amalgamating companies and the amalgamated company to the Secured Party at the time of amalgamation and any "Obligations" of the amalgamated company to the Secured Party arising thereafter. The Security Interest shall attach to "Collateral" owned by each company amalgamating with the Guarantor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when that Collateral becomes owned or is acquired.

     25.4 The Guarantor authorizes the Secured Party to provide a copy of this Agreement and such other information and documents specified under the UCC to any person entitled under the UCC to demand and receive them.

26. COPY OF AGREEMENT AND FINANCING STATEMENT.

     The Guarantor:

     (a)  acknowledges receiving a copy of this Agreement, and

     (b) waives all rights to receive from the Secured Party a copy of any financing statement, financing change statement, or verification statement filed, issued, or obtained at any time in respect of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF the Guarantor has executed this Agreement on the date indicated above.

TRIDENT BRANDS INCORPORATED, by its authorized signatory:


By: /s/ Mark Holcombe
   ----------------------------------------
      Name: Mark Holcombe
      Title: Chairman

LPF (MCTECH) INVESTMENT CORP., by its authorized signatory:


By: /s/ Joseph Mancinelli
   ----------------------------------------
      Name: Joseph Mancinelli
      Title: President

                                  SCHEDULE "A"

                            DESCRIPTION OF COLLATERAL




                                  Annex II - 1

                                  SCHEDULE "B"

                             PERMITTED ENCUMBRANCES

"PERMITTED ENCUMBRANCES" means any of the following:

     a) liens for taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which the Guarantor is contesting in good faith and in respect of which such Guarantor has set aside, on its books, reserves considered by the Guarantor and the Secured Party as adequate therefor;

     b) undetermined or inchoate liens and charges incidental to current operations which have not been filed against the Guarantor or which relate to obligations not due or delinquent;

     c) the right reserved to or vested in any governmental or public authority by any lease, license, franchise, grant, permit or statutory provision to terminate any lease, license, franchise, grant or permit, or to require annual or other period payments as a condition of the continuance thereof;

     d) the encumbrance resulting from the deposit of cash or obligations as security when a Guarantor is required to do so by governmental or other public authority or by normal business practice in connection with contracts, licenses or tenders or similar matters in the ordinary course of business and the purpose of carrying on the same or to secure workers' compensation, surety or appeal bonds or to secure costs of litigation when required by law; and

     e) security given to any public utility or any governmental or other public authority when required in connection with the operations of a Guarantor.


                                  Annex II - 2

                                  SCHEDULE "C"

                             LOCATION OF COLLATERAL

LOCATION OF GUARANTOR'S BUSINESS OPERATION

       REGISTERED AGENT'S OFFICE:

       11 S. Carson Street, Suite 4. Carson City, NV 89701

       OPERATIONS OFFICE:

       200 South Executive Drive, Suite 101
       Brookfield, WI 53005

       OTHER LOCATION: N/A

       LOCATIONS OF RECORDS RELATING TO COLLATERAL

       OPERATIONS OFFICE:

       200 South Executive Drive, Suite 101
       Brookfield, WI 53005

       OTHER LOCATION: N/A

       LOCATIONS OF COLLATERAL

       OPERATIONS OFFICE:

       200 South Executive Drive, Suite 101
       Brookfield, WI 53005

       OTHER LOCATION: N/A


                                  Annex II - 3

                                    ANNEX III

                 CONVERTIBLE PROMISSORY NOTE AMENDMENT AGREEMENT

                 CONVERTIBLE PROMISSORY NOTE AMENDMENT AGREEMENT

THIS AGREEMENT (the "AMENDING AGREEMENT") made the 26th day of September, 2016.

BETWEEN:

          TRIDENT BRANDS INCORPORATED, of 200 South Executive Drive, Suite 101, Brookfield, WI 53005

          (the "COMPANY")

AND:

          LPF (MCTECH) INVESTMENT CORP., of 1315 North Service Rd. East, 6th Floor, Oakville, ON, L6H 1A7

          ("LPF")

WHEREAS LPF is the holder of convertible promissory notes of the Company dated January 29, 2016 and March 31, 2016, in the original principal amounts of US$1,800,000 and US$500,000, respectively (the "LPF NOTES"):

AND WHEREAS, as an inducement to LPF providing additional financing to the Company pursuant to that Securities Purchase Agreement between the Company and LPF dated concurrently herewith, the parties wish to amend the LPF Notes;

THEREFORE in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the parties hereto agree as follows:

the second sentence of the LPF Notes shall be deleted and replaced with the following:

     "The  applicable   portion  of  the  Principal   Amount  and  the  Interest
     outstanding shall be due and payable on September 30, 2019 subject to the conversion terms hereof."

Section 1.2 of the LPF Notes shall be deleted and replaced with the following:

     "Section 1.2 Interest. Each portion of the Principal Amount applicable to each Note advanced to the Company pursuant to the Purchase Agreement shall bear interest from the applicable Issuance Date to August 31, 2016 at the rate of six percent (6%) per annum and thereafter at the rate of eight percent (8%) per annum, calculated daily in arrears based on a three hundred and sixty (360) day year (the "Interest").".

Section 1.4 of the LPF Notes shall be deleted and replaced with the following:

                                  Annex II - 4

     Transfer. Each Note may be transferred or sold, pledged, hypothecated or otherwise granted as security by the Holder, either in whole or in part, subject to the provisions of Section 4.8 hereof, and to prior notice of same to the Company in accordance with Section 4.1 hereof.

Section 4.8 of the LPF Notes shall be deleted and replaced with the following:

     Compliance with Securities Laws. The Holder acknowledges that the Notes are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of the Notes except in accordance with and in reliance upon the exemption from securities registration for offers and sales in an "offshore transaction" to a non-U.S. Person afforded, inter alia, by Rule 904 under Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act. The Notes and any Note issued in substitution or replacement therefor shall be stamped or imprinted with a legend in substantially the following form:

     "EACH CONVERTIBLE PROMISSORY NOTE ("NOTE") HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL IN THE FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY THAT EACH NOTE MAY BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF, UNDER AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND SUCH STATE SECURITIES LAWS."

The parties further agree that the intent and the wording of the LPF Notes be and are hereby amended for such additional changes as may be necessary or incidental in order to give effect to the foregoing agreement between the parties.

Except as hereby amended, the LPF Notes shall remain un-amended and in full force and effect.

This Amending Agreement shall be subject to, and become effective upon, the initial Closing Date (as defined therein) of the Securities Purchase Agreement dated September 26, 2016 between the Company and LPF.

This Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

This Amending Agreement shall be construed and interpreted in accordance with the laws of the State of Nevada.

                                  Annex II - 5

IN WITNESS WHEREOF the parties have properly executed this amending agreement as of the day and year first above written.

TRIDENT BRANDS INCORPORATED.


Per: /s/ Mark Holcombe
    -----------------------------------
    Chairman

LPF (MCTECH) INVESTMENT CORP.


Per: /s/ Joseph Mancinelli
    -----------------------------------
    President


Per: /s/ Carmen Principato
    -----------------------------------
    Director


                                  Annex II - 6

                                    ANNEX IV

                             [TABLE TO BE INSERTED]





                                  Annex II - 7